Pension Benefits - Pension Plans with Benefit Obligations and Accumulated Benefit Obligations in Excess of Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation	$ 125,945	$ 113,460
Fair value of plan assets	106,616	85,432
Accumulated benefit obligation	4,350	35,358
Fair value of plan assets	$ 2,795	$ 31,815